UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Address of principal executive offices)

Lisa Cohen
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: October 31, 2021
Date of reporting period: April 30, 2021

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

Davis Global Fund

Davis International Fund

(portfolios of Davis New York Venture Fund, Inc.)

April 30, 2021

SEMI-ANNUAL REPORT

DAVIS NEW YORK VENTURE FUND, INC.	Table of Contents
DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Global Fund and Davis International Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Global Fund and Davis International Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Quarterly Schedule of Investments

The Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Funds’ Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. A list of the Funds’ quarter-end holdings is also available at www.davisfunds.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

DAVIS GLOBAL FUND	Shareholder Letter
DAVIS INTERNATIONAL FUND

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis Global Fund and Davis International Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.

In addition, we produce a Manager Commentary for each Fund. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds’ website at www.davisfunds.com or by calling 1-800-279-0279.

We value the trust you have placed in us and look forward to continuing our investment journey together.

Sincerely,

Christopher C. Davis	Danton G. Goei
President	Portfolio Manager

June 4, 2021

DAVIS GLOBAL FUND	Management’s Discussion of Fund Performance

Performance Overview
Davis Global Fund outperformed the Morgan Stanley Capital International All Country World Index (the “Index”) for the six-month period ended April 30, 2021 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 35.13%, versus a 28.29% return for the Index. The period saw very strong returns with all sectors1 in the Index producing positive results. The sectors within the Index that reported the strongest performance were Energy (up 56%), Financials (up 45%), and Materials (up 37%). The sectors within the Index that reported the weakest performance were Utilities (up 12%), Consumer Staples (up 14%), and Health Care (up 18%).
Contributors to Performance
The Fund’s largest sector weighting was in Financials (average weight of 33%, compared to the Index’s 14%). The Financial sector holdings were the most significant contributor2 to the Fund’s performance on both an absolute basis and relative to the Index. The Fund’s holdings were up 69%, compared to up 45% for the Index. Six of the top ten contributors to performance came from this sector. Capital One Financial3 (up 105%), the top contributor, was the largest holding at the end of the period, representing 7.41% of net assets. Other contributors included Wells Fargo (up 112%), DNB (up 68%), DBS Group Holdings (up 53%), Danske Bank (up 46%), and AIA Group (up 35%).
Applied Materials (up 125%), an Information Technology sector holding, was a top contributor to performance. This sector was also a boost to the Fund as its holdings outperformed those of the Index (up 75%, versus up 29%).
The Fund’s holdings in the Communication Services sector were a significant boost to performance. Alphabet (up 49%) and IAC/InterActiveCorp (up 110%) were both among the top contributors. The Fund’s holdings outperformed those of the Index (up 50%, compared to up 28%).
Grab Holdings, a Southeast Asia ride hailing company, announced plans to go public via a special purpose acquisition company (SPAC) during the period. As a result of the announcement, its value increased making it a top contributor, up 109%.
The Fund’s U.S. holdings significantly outperformed its foreign holdings (up 66%, compared to up 18%).
Detractors from Performance
The only sector position that realized a negative return for the period was the Fund’s Health Care holdings (down 8%, compared to up 18%). Viatris (down 22%), a global pharmaceutical company, was a new purchase during the period.
The Fund’s Consumer Discretionary holdings significantly underperformed those of the Index (up less than 1%, compared to up 24%). The Fund was also hindered by its large weighting in this sector (average weighting of 35% of net assets). Alibaba (down 24%), JD.com (down 5%), and New Oriental Education & Technology Group (down 5%) were all among the top detractors.
The only other security in the Fund that had a negative return during the period was iQIYI (down 4%) from the Communication Services sector. iQIYI, a Chinese online video platform, is a new holding that was recently purchased.
Given the strong market, the Fund suffered on account of its position in repurchase agreements. It had a 1% average position of net assets in repurchase agreements during the period.
Compared to the Index, the Fund was hindered because it had no holdings in two of the three strongest performing sectors, Energy and Materials.
The Fund’s Chinese holdings represented the largest foreign country position (an average weighting of 29% during the period). These securities as a group were down 3% during the period.

Davis Global Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Global Fund’s risks include: stock market risk, common stock risk, foreign country risk, headline risk, depositary receipts risk, foreign currency risk, exposure to industry or sector risk, emerging market risk, large-capitalization companies risk, manager risk, fees and expenses risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended April 30, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, April 30, 2021, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS GLOBAL FUND – (CONTINUED)	Management’s Discussion of Fund Performance

    Comparison of a $10,000 investment in Davis Global Fund Class A versus the
Morgan Stanley Capital International All Country World Index (MSCI ACWI®)
over 10 years for an investment made on April 30, 2011

Average Annual Total Return for periods ended April 30, 2021

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	63.54%	15.96%	11.04%	9.77%	12/22/04	0.90%	0.90%
Class A - with sales charge*	55.77%	14.85%	10.50%	9.45%	12/22/04	0.90%	0.90%
Class C**	61.25%	15.07%	10.12%	9.11%	12/22/04	1.68%	1.68%
Class Y	63.82%	16.24%	11.32%	7.41%	07/25/07	0.67%	0.67%
MSCI ACWI®***	45.75%	13.85%	9.17%	7.91%

The Fund’s performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® is a free float- adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Average Annual Total Return for periods ended March 31, 2021

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	61.99%	14.48%	10.34%

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years (8 years effective May 1, 2021), the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from December 22, 2004.

DAVIS INTERNATIONAL FUND	Management’s Discussion of Fund Performance

Performance Overview
Davis International Fund underperformed the Morgan Stanley Capital International All Country World Index ex USA (the “Index”) for the six-month period ended April 30, 2021 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 16.04%, versus a 27.40% return for the Index. It was a strong market with each sector1 in the Index realizing positive returns for the period. The sectors within the Index that reported the strongest performance were Energy (up 45%), Financials (up 40%), and Information Technology (up 40%). The sectors within the Index that reported the lowest performance were Health Care (up 13%), Consumer Staples (up 15%), and Utilities (up 17%).
Detractors from Performance
The Fund’s largest sector position was in Consumer Discretionary companies. These holdings were the top detractor2 from Fund performance on both an absolute basis and relative to the Index. The Fund’s holdings underperformed those of the Index (down 2%, compared to up 18%) and the Fund was significantly overweight in this sector (average weighting of 42%, versus 14%). During the period, only five holdings realized a negative return and three of them came from this sector. Alibaba3 (down 24%), a top holding representing 5.19% of net assets at the end of the period, was the top detractor. Other top detractors included New Oriental Education & Technology Group (down 5%) and JD.com (down 5%). These were also large positions, representing 7.69% and 6.74% of net assets, respectively, at the end of the period.
iQIYI, a Chinese online video platform from the Communication Services sector, was down 40% and was among the top detractors.
In the strong market, the Fund’s position in repurchase agreements was a hindrance. The Fund had an average weighting of 13% of net assets in repurchase agreements.
When looking at the portfolio makeup by country, China was the only country that realized a negative return. In total, the Chinese holdings were down 3% during the period. During the period, the Fund had an average weighting of 40% of net assets in Chinese securities.
Contributors to Performance
Six of the top ten contributors during the period were from the Financials sector. This position was the top contributor to performance on both an absolute and relative basis. The Fund’s holdings outperformed those of the Index (up 51%, versus up 40%) and the Fund was also overweight in this high performing sector (26%, compared to 18%). DNB (up 68%), DBS Group Holdings (up 53%), Danske Bank (up 46%), Julius Baer Group (up 48%), AIA Group (up 35%), and Bank of N.T. Butterfield (up 52%) were all among the top contributors.
Other contributors during the period included Tokyo Electron (up 67%) from the Information Technology sector, and Schneider Electric (up 32%) and Ferguson (up 32%), both from the Industrials sector. The Fund’s holdings in the Industrials sector outperformed those of the Index (up 40%, compared to up 29% for the Index).
Compared to the Index, the Fund benefited from having no holdings in the three weakest performing sectors (Health Care, Consumer Staples, and Utilities).

Davis International Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis International Fund’s risks include: stock market risk, common stock risk, foreign country risk, headline risk, depositary receipts risk, foreign currency risk, exposure to industry or sector risk, emerging market risk, large-capitalization companies risk, manager risk, fees and expenses risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended April 30, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, April 30, 2021, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS INTERNATIONAL FUND – (CONTINUED)	Management’s Discussion of Fund Performance

Comparison of a $10,000 investment in Davis International Fund Class A versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
over 10 years for an investment made on April 30, 2011

Average Annual Total Return for periods ended April 30, 2021

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	47.10%	11.33%	5.72%	4.62%	12/29/06	0.97%	0.97%
Class A - with sales charge*	40.11%	10.26%	5.21%	4.27%	12/29/06	0.97%	0.97%
Class C**	44.86%	10.29%	4.54%	3.71%	12/29/06	1.77%	1.77%
Class Y	47.35%	11.60%	5.91%	7.31%	12/31/09	0.69%	0.69%
MSCI ACWI® ex USA***	42.98%	9.83%	4.73%	3.85%

The Fund’s performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Average Annual Total Return for periods ended March 31, 2021

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	47.51%	11.08%	5.55%

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years (8 years effective May 1, 2021), the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from December 29, 2006.

DAVIS GLOBAL FUND	Fund Overview
April 30, 2021 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s 04/30/21 Net Assets)		(% of 04/30/21 Stock Holdings)

				MSCI
			Fund	ACWI®
Common Stock (Foreign)	47.61%	Retailing	25.67%	6.27%
Common Stock (U.S.)	43.58%	Banks	20.35%	7.03%
Preferred Stock (Foreign)	8.35%	Media & Entertainment	15.44%	7.39%
Short-Term Investments	0.66%	Diversified Financials	11.94%	4.17%
Other Assets & Liabilities	(0.20)%	Information Technology	9.15%	21.42%
	100.00%	Consumer Services	5.41%	1.80%
		Transportation	4.65%	2.08%
		Insurance	3.74%	3.13%
		Health Care	3.07%	11.32%
		Capital Goods	0.54%	6.65%
		Commercial & Professional Services	0.04%	1.19%
		Materials	–	5.08%
		Food, Beverage & Tobacco	–	3.80%
		Energy	–	3.25%
		Utilities	–	2.82%
		Other	–	12.60%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 04/30/21 Stock Holdings)		(% of Fund’s 04/30/21 Net Assets)

United States	43.78%	Capital One Financial Corp.	7.41%
China	26.15%	Alphabet Inc. *	6.60%
Singapore	7.04%	Wells Fargo & Co.	6.51%
Norway	4.23%	New Oriental Education & Technology Group, Inc., ADR	5.39%
Denmark	4.03%	Alibaba Group Holding Ltd., ADR	4.55%
Hong Kong	3.74%	DNB ASA	4.21%
South Africa	3.56%	JD.com, Inc., Class A, ADR	4.06%
South Korea	2.37%	DBS Group Holdings Ltd.	4.02%
Switzerland	1.91%	Danske Bank A/S	4.02%
Netherlands	1.69%	AIA Group Ltd.	3.73%
Bermuda	1.26%
United Kingdom	0.24%
	100.00%

*Alphabet Inc. holding includes Class A and Class C.

DAVIS INTERNATIONAL FUND	Fund Overview
April 30, 2021 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s 04/30/21 Net Assets)		(% of 04/30/21 Stock Holdings)

				MSCI
				ACWI®
			Fund	ex USA
Common Stock (Foreign)	82.95%	Retailing	27.56%	4.96%
Short-Term Investments	10.39%	Banks	19.64%	11.16%
Preferred Stock (Foreign)	6.57%	Consumer Services	12.16%	1.49%
Other Assets & Liabilities	0.09%	Information Technology	10.62%	12.85%
	100.00%	Capital Goods	8.34%	8.00%
		Media & Entertainment	5.28%	3.94%
		Diversified Financials	4.71%	3.17%
		Insurance	4.61%	4.53%
		Transportation	3.82%	2.37%
		Consumer Durables & Apparel	2.76%	3.53%
		Commercial & Professional Services	0.50%	1.42%
		Health Care	–	8.95%
		Materials	–	8.48%
		Food, Beverage & Tobacco	–	4.88%
		Energy	–	4.36%
		Telecommunication Services	–	3.12%
		Other	–	12.79%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 04/30/21 Stock Holdings)		(% of Fund’s 04/30/21 Net Assets)

China	43.35%	New Oriental Education & Technology Group, Inc., ADR	7.69%
South Korea	7.76%	JD.com, Inc., Class A, ADR	6.74%
Singapore	7.59%	DBS Group Holdings Ltd.	5.21%
Norway	5.35%	Alibaba Group Holding Ltd., ADR	5.19%
Denmark	5.17%	DNB ASA	4.79%
South Africa	4.70%	Danske Bank A/S	4.63%
Hong Kong	4.61%	Samsung Electronics Co., Ltd.	4.48%
France	4.52%	Naspers Ltd. - N	4.21%
United Kingdom	4.05%	AIA Group Ltd.	4.12%
Switzerland	3.73%	Schneider Electric SE	4.05%
Japan	3.71%
Bermuda	3.08%
Netherlands	2.38%
	100.00%

DAVIS GLOBAL FUND	Expense Example (Unaudited)
DAVIS INTERNATIONAL FUND

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which for each class is for the six-month period ended April 30, 2021.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads) or redemption fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS GLOBAL FUND	Expense Example (Unaudited) – (Continued)
DAVIS INTERNATIONAL FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/01/20)	(04/30/21)	(11/01/20-04/30/21)
Davis Global Fund
Class A (annualized expense ratio 0.90%**)
Actual	$1,000.00	$1,351.27	$5.25
Hypothetical	$1,000.00	$1,020.33	$4.51
Class C (annualized expense ratio 1.68%**)
Actual	$1,000.00	$1,345.13	$9.77
Hypothetical	$1,000.00	$1,016.46	$8.40
Class Y (annualized expense ratio 0.67%**)
Actual	$1,000.00	$1,351.76	$3.91
Hypothetical	$1,000.00	$1,021.47	$3.36
Davis International Fund
Class A (annualized expense ratio 0.97%**)
Actual	$1,000.00	$1,160.38	$5.20
Hypothetical	$1,000.00	$1,019.98	$4.86
Class C (annualized expense ratio 1.77%**)
Actual	$1,000.00	$1,155.47	$9.46
Hypothetical	$1,000.00	$1,016.02	$8.85
Class Y (annualized expense ratio 0.69%**)
Actual	$1,000.00	$1,161.70	$3.70
Hypothetical	$1,000.00	$1,021.37	$3.46

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS GLOBAL FUND	Schedule of Investments
April 30, 2021 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (91.19%)
COMMUNICATION SERVICES – (15.37%)
Media & Entertainment – (15.37%)
Alphabet Inc., Class A *	1,128	$2,654,748
Alphabet Inc., Class C *	39,893	96,146,917
ASAC II L.P. *(a)(b)	35,352	36,091
Facebook, Inc., Class A *	130,280	42,351,422
Fang Holdings Ltd., Class A, ADR (China)*	23,014	271,565
IAC/InterActiveCorp *	172,610	43,751,457
iQIYI, Inc., Class A, ADR (China)*	1,030,900	15,164,539
Kuaishou Technology, Class B (China)*	15,490	524,459
Liberty Media Corp., Liberty Formula One, Series A *	281,860	11,674,641
Liberty Media Corp., Liberty Formula One, Series C *	372,925	17,505,100
	Total Communication Services	230,080,939
CONSUMER DISCRETIONARY – (27.22%)
Consumer Services – (5.39%)
New Oriental Education & Technology Group, Inc., ADR (China)*	5,286,160	80,666,801
Retailing – (21.83%)
Alibaba Group Holding Ltd., ADR (China)*	294,830	68,090,988
Amazon.com, Inc. *	11,020	38,210,968
JD.com, Inc., Class A, ADR (China)*	785,155	60,739,591
Meituan, Class B (China)*	1,314,229	50,418,750
Naspers Ltd. - N (South Africa)	232,390	53,046,453
Prosus N.V., Class N (Netherlands)	232,390	25,209,432
Quotient Technology Inc. *	872,710	14,260,081
Vroom, Inc. *	361,600	16,731,232
		326,707,495
	Total Consumer Discretionary	407,374,296
FINANCIALS – (35.87%)
Banks – (20.25%)
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	478,120	18,751,866
Danske Bank A/S (Denmark)	3,149,800	60,114,769
DBS Group Holdings Ltd. (Singapore)	2,678,586	60,204,026
DNB ASA (Norway)	2,930,210	63,029,085
Metro Bank PLC (United Kingdom)*	2,202,002	3,512,440
Wells Fargo & Co.	2,164,260	97,499,913
		303,112,099
Diversified Financials – (11.89%)
Capital Markets – (2.46%)
Julius Baer Group Ltd. (Switzerland)	451,500	28,437,208
Noah Holdings Ltd., Class A, ADS (China)*	190,210	8,378,750
		36,815,958
Consumer Finance – (7.41%)
Capital One Financial Corp.	743,680	110,867,814
Diversified Financial Services – (2.02%)
Berkshire Hathaway Inc., Class B *	109,930	30,225,254
		177,909,026

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
April 30, 2021 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (3.73%)
Life & Health Insurance – (3.73%)
AIA Group Ltd. (Hong Kong)	4,382,180	$55,794,484
	Total Financials	536,815,609
HEALTH CARE – (3.05%)
Health Care Equipment & Services – (0.83%)
Cigna Corp.	50,160	12,490,342
Pharmaceuticals, Biotechnology & Life Sciences – (2.22%)
Viatris Inc.	2,494,260	33,173,658
	Total Health Care	45,664,000
INDUSTRIALS – (0.57%)
Capital Goods – (0.53%)
Carrier Global Corp.	183,373	7,991,395
Commercial & Professional Services – (0.04%)
China Index Holdings Ltd., Class A, ADR (China)*	249,769	549,492
	Total Industrials	8,540,887
INFORMATION TECHNOLOGY – (9.11%)
Semiconductors & Semiconductor Equipment – (5.12%)
Applied Materials, Inc.	389,370	51,673,293
Intel Corp.	435,310	25,043,384
		76,716,677
Technology Hardware & Equipment – (3.99%)
Hollysys Automation Technologies Ltd. (China)	1,796,296	24,357,774
Samsung Electronics Co., Ltd. (South Korea)	481,790	35,299,937
		59,657,711
	Total Information Technology	136,374,388
TOTAL COMMON STOCK – (Identified cost $834,413,562)		1,364,850,119
PREFERRED STOCK – (8.35%)
CONSUMER DISCRETIONARY – (3.72%)
Retailing – (3.72%)
Missfresh Ltd., Series E (China)*(a)(b)	10,559,338	55,682,557
	Total Consumer Discretionary	55,682,557
INDUSTRIALS – (4.63%)
Transportation – (4.63%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	479,462	21,796,343
Didi Chuxing Joint Co., Series B-2 (China)*(a)(b)	63,325	2,878,754
Grab Holdings Inc., Series F (Singapore)*(a)(b)	2,398,770	25,019,171
Grab Holdings Inc., Series G (Singapore)*(a)(b)	1,881,391	19,622,908
	Total Industrials	69,317,176
TOTAL PREFERRED STOCK – (Identified cost $84,245,749)		124,999,733

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
April 30, 2021 (Unaudited)

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (0.66%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.01%, 05/03/21, dated 04/30/21, repurchase value of $7,809,007 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 05/15/21-03/20/71, total market value $7,965,180)	$7,809,000	$7,809,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.01%, 05/03/21, dated 04/30/21, repurchase value of $2,014,002 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.50%-2.00%, 05/01/36-04/01/51, total market value $2,054,280)	2,014,000	2,014,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $9,823,000)		9,823,000
	Total Investments – (100.20%) – (Identified cost $928,482,311)		1,499,672,852
	Liabilities Less Other Assets – (0.20%)		(3,033,795)
		Net Assets – (100.00%)	$1,496,639,057

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS INTERNATIONAL FUND	Schedule of Investments
April 30, 2021 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (82.95%)
COMMUNICATION SERVICES – (4.73%)
Media & Entertainment – (4.73%)
Baidu, Inc., Class A, ADR (China)*	63,185	$13,289,701
Fang Holdings Ltd., Class A, ADR (China)*	14,160	167,088
iQIYI, Inc., Class A, ADR (China)*	839,890	12,354,782
Kuaishou Technology, Class B (China)*	5,840	197,730
	Total Communication Services	26,009,301
CONSUMER DISCRETIONARY – (34.87%)
Consumer Durables & Apparel – (2.47%)
Fila Holdings Corp. (South Korea)	331,450	13,587,558
Consumer Services – (10.88%)
New Oriental Education & Technology Group, Inc., ADR (China)*	2,773,500	42,323,610
TAL Education Group, Class A, ADR (China)*	308,680	17,579,326
		59,902,936
Retailing – (21.52%)
Alibaba Group Holding Ltd., ADR (China)*	123,620	28,550,039
JD.com, Inc., Class A, ADR (China)*	479,080	37,061,629
Meituan, Class B (China)*	335,611	12,875,296
Naspers Ltd. - N (South Africa)	101,420	23,150,614
Prosus N.V., Class N (Netherlands)	107,960	11,711,391
Trip.com Group Ltd., ADR (China)*	129,590	5,064,377
		118,413,346
	Total Consumer Discretionary	191,903,840
FINANCIALS – (25.93%)
Banks – (17.59%)
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	386,410	15,155,000
Danske Bank A/S (Denmark)	1,334,320	25,465,851
DBS Group Holdings Ltd. (Singapore)	1,275,880	28,676,739
DNB ASA (Norway)	1,224,832	26,346,248
Metro Bank PLC (United Kingdom)*	712,490	1,136,502
		96,780,340
Diversified Financials – (4.22%)
Capital Markets – (4.22%)
Julius Baer Group Ltd. (Switzerland)	291,900	18,384,985
Noah Holdings Ltd., Class A, ADS (China)*	109,270	4,813,344
		23,198,329
Insurance – (4.12%)
Life & Health Insurance – (4.12%)
AIA Group Ltd. (Hong Kong)	1,782,300	22,692,475
	Total Financials	142,671,144
INDUSTRIALS – (7.91%)
Capital Goods – (7.47%)
Ferguson PLC (United Kingdom)	149,162	18,811,930
Schneider Electric SE (France)	139,350	22,285,304
		41,097,234
Commercial & Professional Services – (0.44%)
China Index Holdings Ltd., Class A, ADR (China)*	1,116,608	2,456,538
	Total Industrials	43,553,772

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
April 30, 2021 (Unaudited)

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (9.51%)
Semiconductors & Semiconductor Equipment – (3.32%)
	Tokyo Electron Ltd. (Japan)	41,300	$18,259,823
Technology Hardware & Equipment – (6.19%)
	Hollysys Automation Technologies Ltd. (China)	693,546	9,404,484
	Samsung Electronics Co., Ltd. (South Korea)	336,650	24,665,775
			34,070,259
		Total Information Technology	52,330,082
	TOTAL COMMON STOCK – (Identified cost $334,381,122)		456,468,139
PREFERRED STOCK – (6.57%)
CONSUMER DISCRETIONARY – (3.15%)
Retailing – (3.15%)
	Missfresh Ltd., Series E (China)*(a)(b)	3,292,318	17,361,381
		Total Consumer Discretionary	17,361,381
INDUSTRIALS – (3.42%)
Transportation – (3.42%)
	Didi Chuxing Joint Co., Series A (China)*(a)(b)	128,505	5,841,837
	Didi Chuxing Joint Co., Series B-1 (China)*(a)(b)	31,023	4,230,917
	Grab Holdings Inc., Series F (Singapore)*(a)(b)	549,889	5,735,342
	Grab Holdings Inc., Series G (Singapore)*(a)(b)	286,316	2,986,276
		Total Industrials	18,794,372
	TOTAL PREFERRED STOCK – (Identified cost $25,828,602)		36,155,753
SHORT-TERM INVESTMENTS – (10.39%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.01%, 05/03/21, dated 04/30/21, repurchase value of $45,435,038 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 05/15/21-03/20/71, total market value $46,343,700)	$45,435,000	45,435,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.01%, 05/03/21, dated 04/30/21, repurchase value of $11,721,010 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 2.23%, 03/01/36, total market value $11,955,420)	11,721,000	11,721,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $57,156,000)		57,156,000
	Total Investments – (99.91%) – (Identified cost $417,365,724)		549,779,892
	Other Assets Less Liabilities – (0.09%)		475,048
	Net Assets – (100.00%)		$550,254,940

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Assets and Liabilities
DAVIS INTERNATIONAL FUND	At April 30, 2021 (Unaudited)

	Davis Global Fund	Davis International Fund
ASSETS:
Investments in securities, at value* (see accompanying Schedules of Investments):
Long-term	$1,489,849,852	$492,623,892
Repurchase agreements	9,823,000	57,156,000
Total investments	1,499,672,852	549,779,892
Cash	831	78
Receivables:
Capital stock sold	1,790,983	1,254,208
Dividends and interest	940,696	1,075,196
Prepaid expenses	20,156	6,733
Total assets	1,502,425,518	552,116,107
LIABILITIES:
Payables:
Capital stock redeemed	545,117	110,792
Investment securities purchased	3,981,705	1,268,975
Accrued distribution and service plan fees	203,920	32,250
Accrued investment advisory fees	674,348	251,447
Other accrued expenses	381,371	197,703
Total liabilities	5,786,461	1,861,167
NET ASSETS	$1,496,639,057	$550,254,940
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$2,134,599	$1,741,916
Additional paid-in capital	874,220,644	432,439,005
Distributable earnings	620,283,814	116,074,019
Net Assets	$1,496,639,057	$550,254,940
*Including:
Cost of long-term investments	$918,659,311	$360,209,724
Cost of repurchase agreements	9,823,000	57,156,000
CLASS A SHARES:
Net assets	$277,172,869	$67,102,604
Shares outstanding	7,871,257	4,196,608
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$35.21	$15.99
Maximum offering price per share (100/95.25 of net asset value)†	$36.97	$16.79
CLASS C SHARES:
Net assets	$130,066,785	$13,508,462
Shares outstanding	4,013,987	913,282
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$32.40	$14.79
CLASS Y SHARES:
Net assets	$1,089,399,403	$469,643,874
Shares outstanding	30,806,743	29,728,428
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$35.36	$15.80

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Operations
DAVIS INTERNATIONAL FUND	For the six months ended April 30, 2021 (Unaudited)

	Davis Global Fund	Davis International Fund
INVESTMENT INCOME:
Income:
Dividends*	$7,899,716	$3,606,450
Interest	11,918	21,164
Net securities lending fees	110,112	89,459
Total income	8,021,746	3,717,073
Expenses:
Investment advisory fees (Note 3)	3,642,365	1,346,307
Custodian fees	144,491	102,250
Transfer agent fees:
Class A	98,329	34,934
Class C	49,625	8,703
Class Y	342,873	127,206
Audit fees	14,663	12,305
Legal fees	2,769	1,013
Accounting fees (Note 3)	23,502	7,998
Reports to shareholders	26,000	8,999
Directors’ fees and expenses	31,160	13,498
Registration and filing fees	37,462	27,485
Miscellaneous	32,663	16,524
Distribution and service plan fees (Note 3):
Class A	274,152	66,606
Class C	598,017	61,587
Total expenses	5,318,071	1,835,415
Net investment income	2,703,675	1,881,658
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	67,469,250	(5,093,138)
Foreign currency transactions	(80,964)	(110,557)
Net realized gain (loss)	67,388,286	(5,203,695)
Net increase in unrealized appreciation	314,516,002	68,734,064
Net realized and unrealized gain on investments and foreign currency transactions	381,904,288	63,530,369
Net increase in net assets resulting from operations	$384,607,963	$65,412,027
*Net of foreign taxes withheld of	$977,066	$460,534

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the six months ended April 30, 2021 (Unaudited)

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income	$2,703,675	$1,881,658
Net realized gain (loss) from investments and foreign currency transactions	67,388,286	(5,203,695)
Net increase in unrealized appreciation on investments and foreign currency transactions	314,516,002	68,734,064
Net increase in net assets resulting from operations	384,607,963	65,412,027
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(635,474)	–
Class C	(346,052)	–
Class Y	(3,119,200)	(258,273)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	5,591,206	21,705,421
Class C	(7,096,117)	2,055,564
Class Y	26,320,991	67,569,252
Total increase in net assets	405,323,317	156,483,991
NET ASSETS:
Beginning of period	1,091,315,740	393,770,949
End of period	$1,496,639,057	$550,254,940

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2020

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income (loss)	$234,256	$(109,329)
Net realized gain (loss) from investments and foreign currency transactions	19,847,021	(4,229,086)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	127,303,361	72,685,469
Net increase in net assets resulting from operations	147,384,638	68,347,054
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,945,040)	(1,094,053)
Class C	(1,564,309)	(268,938)
Class Y	(15,842,121)	(10,369,755)
TAX RETURN OF CAPITAL TO SHAREHOLDERS:
Class A	–	(13,515)
Class C	–	(3,687)
Class Y	–	(125,795)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(14,637,677)	1,022,260
Class C	(30,145,062)	(1,579,805)
Class Y	2,210,690	18,202,156
Total increase in net assets	83,461,119	74,115,922
NET ASSETS:
Beginning of year	1,007,854,621	319,655,027
End of year	$1,091,315,740	$393,770,949

See Notes to Financial Statements

DAVIS GLOBAL FUND	Notes to Financial Statements
DAVIS INTERNATIONAL FUND	April 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis New York Venture Fund, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock including the following two funds (collectively “Funds”):

Davis Global Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by both United States and foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 22, 2004, and until January 1, 2007, shares of the Fund were not available for public sale.

Davis International Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 29, 2006, and until January 1, 2010, shares of the Fund were not available for public sale.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved.

Prior to being available for public sale, only the directors, officers, and employees of the Funds or their investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase the Funds’ shares.

The Funds follow the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares. Class A shares are sold with a front-end sales charge. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class C shares automatically convert to Class A shares after 10 years. Effective May 1, 2021, Class C shares will automatically convert to Class A shares after 8 years. Any existing Class C shares held longer than 8 years as of May 1, 2021 will be converted in May 2021. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses are recorded on the accrual basis and those directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. Each Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The fee, which is retained by each Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of  a number of  subjective factors  and is therefore  subject to the  unavoidable risk  that the value assigned to a

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of April 30, 2021 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
	Davis Global	Davis International
	Fund	Fund
Valuation Inputs
Level 1 – Quoted Prices:
Common Stock:
Communication Services	$230,044,848	$26,009,301
Consumer Discretionary	407,374,296	191,903,840
Financials	536,815,609	142,671,144
Health Care	45,664,000	–
Industrials	8,540,887	43,553,772
Information Technology	136,374,388	52,330,082
Total Level 1	1,364,814,028	456,468,139
Level 2 – Other Significant Observable Inputs:
Short-Term Investments	9,823,000	57,156,000
Total Level 2	9,823,000	57,156,000
Level 3 – Significant Unobservable Inputs:
Common Stock:
Communication Services	36,091	–
Preferred Stock:
Consumer Discretionary	55,682,557	17,361,381
Industrials	69,317,176	18,794,372
Total Level 3	125,035,824	36,155,753
Total Investments	$1,499,672,852	$549,779,892

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended April 30, 2021. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at April 30, 2021 was $27,833,160 and $6,058,655 for Davis Global Fund and Davis International Fund, respectively. There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

	Beginning Balance November 1, 2020	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance April 30, 2021
Davis Global Fund
Investments in Securities:
Common Stock	$36,183	$–	$(92)	$–	$–	$36,091
Preferred Stock	97,166,481	–	27,833,252	–	–	124,999,733
Total Level 3	$97,202,664	$–	$27,833,160	$–	$–	$125,035,824
Davis International Fund
Investments in Securities:
Preferred Stock	$26,297,091	$3,800,007	$6,058,655	$–	$–	$36,155,753
Total Level 3	$26,297,091	$3,800,007	$6,058,655	$–	$–	$36,155,753

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable	Amount	Impact to Valuation from
	April 30, 2021	Technique	Input(s)	or Range	an Increase in Input
Davis Global Fund
Investments in Securities:
Common Stock	$36,091	Discounted Cash Flow	Annualized Yield	1.440%	Decrease

Preferred Stock	24,675,097	Market Approach	Volume-Weighted Transaction Price	$40.83-$52.00	Increase

Preferred Stock	44,642,079	Market Approach	Transaction Price Discount for Uncertainty	$13.03 20%	Increase Decrease

Preferred Stock	55,682,557	Market Approach	Transaction Price	$5.2733	Increase

Total Level 3	$125,035,824
Davis International Fund
Investments in Securities:
Preferred Stock	$5,841,837	Market Approach	Volume-Weighted Transaction Price	$40.83-$52.00	Increase

Preferred Stock	4,230,917	Market Approach	Volume-Weighted Transaction Price	$122.49-$156.00	Increase

Preferred Stock	8,721,618	Market Approach	Transaction Price Discount for Uncertainty	$13.03 20%	Increase Decrease

Preferred Stock	17,361,381	Market Approach	Transaction Price	$5.2733	Increase

Total Level 3	$36,155,753

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds’ investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of April 30, 2021, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2017.

Capital losses will be carried forward to future years if not offset by gains. At October 31, 2020, Davis International Fund had available for federal income tax purposes unused short-term capital loss carryforwards with no expiration in the amount of $4,231,231.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At April 30, 2021, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

	Davis Global	Davis International
	Fund	Fund
Cost	$948,574,287	$425,859,819
Unrealized appreciation	583,099,358	136,780,466
Unrealized depreciation	(32,000,793)	(12,860,393)
Net unrealized appreciation	$551,098,565	$123,920,073

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, foreign currency transactions, net operating losses,  corporate actions, partnership income, equalization, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term investments) during the six months ended April 30, 2021 were as follows:

	Davis Global Fund	Davis International Fund
Cost of purchases	$188,401,377	$80,207,532
Proceeds from sales	164,910,896	1,293,927

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2021 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of April 30, 2021, related shareholders with greater than 20% of outstanding shares were as follows:

Davis Global Fund	Davis International Fund
n/a	24%

Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for each Fund is 0.55% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse the Funds’ expenses to the extent necessary to cap total annual fund operating expenses (Class A shares, 1.05%; Class C shares, 1.80%; and Class Y shares, 0.80%) until March 1, 2022. After that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to that date without the consent of the Board of Directors. The Adviser may not recoup any of the operating expenses it has reimbursed to the Funds.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Funds’ primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Six months ended April 30, 2021 (Unaudited)
	Davis Global Fund	Davis International Fund
Transfer agent fees paid to Adviser	$32,268	$14,377
Accounting fees paid to Adviser	23,502	7,998

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2021 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans (“12b-1 Plans”) for Class A and Class C shares. Under the 12b-1 Plans, the Funds reimburse Davis Distributors, LLC (“Distributor”), the Funds’ Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds pays the Distributor a 12b-1 fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

	Six months ended April 30, 2021 (Unaudited)
	Davis Global Fund	Davis International Fund
Distribution fees:
Class C	$448,513	$46,190
Service fees:
Class A	274,152	66,606
Class C	149,504	15,397

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sale of Class C shares of the Funds are re-allowed to qualified selling dealers.

	Six months ended April 30, 2021 (Unaudited)
	Davis Global Fund	Davis International Fund
Class A commissions retained by Distributor	$18,364	$6,961
Class A commissions re-allowed to investment dealers	101,674	39,340
Total commissions earned on sale of Class A	$120,038	$46,301

Class C commission advances by the Distributor	$56,080	$28,908

Class C CDSCs received by the Distributor	1,679	3

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2021 (Unaudited)

NOTE 4 - CAPITAL STOCK

At April 30, 2021, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 275 million shares are designated to Davis Global Fund and 250 million shares are designated to Davis International Fund. Transactions in capital stock were as follows:

	Six months ended April 30, 2021 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	680,607	19,688	(530,073)	170,222
Class C	209,424	12,438	(466,670)	(244,808)
Class Y	3,062,195	94,306	(2,339,143)	817,358
Value: Class A	$21,752,009	$580,422	$(16,741,225)	$5,591,206
Class C	6,220,332	338,569	(13,655,018)	(7,096,117)
Class Y	98,432,260	2,791,450	(74,902,719)	26,320,991

Davis International Fund
Shares: Class A	1,931,737	–	(515,958)	1,415,779
Class C	195,663	–	(55,279)	140,384
Class Y	5,930,670	17,199	(1,615,542)	4,332,327
Value: Class A	$29,774,237	$–	$(8,068,816)	$21,705,421
Class C	2,862,786	–	(807,222)	2,055,564
Class Y	92,241,587	254,208	(24,926,543)	67,569,252

*  Davis Global Fund: net of redemption fees amounting to $139, $26, and $3,211, for Class A, Class C, and Class Y, respectively.
Davis International Fund: net of redemption fees amounting to $13,558 and $596, for Class A and Class Y, respectively.

	Year ended October 31, 2020
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	1,782,976	152,928	(2,645,033)	(709,129)
Class C	573,812	68,321	(2,012,907)	(1,370,774)
Class Y	8,136,809	581,809	(8,629,282)	89,336
Value: Class A	$42,771,720	$3,627,438	$(61,036,835)	$(14,637,677)
Class C	12,608,043	1,508,523	(44,261,628)	(30,145,062)
Class Y	186,978,880	13,835,435	(198,603,625)	2,210,690

Davis International Fund
Shares: Class A	552,136	87,842	(593,066)	46,912
Class C	139,345	23,981	(320,078)	(156,752)
Class Y	7,348,900	881,982	(6,564,394)	1,666,488
Value: Class A	$7,052,055	$1,044,438	$(7,074,233)	$1,022,260
Class C	1,672,498	266,906	(3,519,209)	(1,579,805)
Class Y	84,716,207	10,336,831	(76,850,882)	18,202,156

*  Davis Global Fund: net of redemption fees amounting to $1,069, $1,181, and $6,111, for Class A, Class C, and Class Y, respectively.
Davis International Fund: net of redemption fees amounting to $1,503 and $1,797, for Class A and Class Y, respectively.

NOTE 5 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of April 30, 2021, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2021 (Unaudited)

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Global Fund amounted to $125,035,824 or 8.35% of the Fund’s net assets as of April 30, 2021. The aggregate value of restricted securities in Davis International Fund amounted to $36,155,753 or 6.57% of the Fund’s net assets as of April 30, 2021. Information regarding restricted securities is as follows:
Fund	Security	Initial Acquisition Date	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/ Share as of April 30, 2021
Davis Global Fund	ASAC II L.P.	10/10/13	35,352	$1.00	$1.0209
Davis Global Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	479,462	$28.7714	$45.46
Davis Global Fund	Didi Chuxing Joint Co., Series B-2, Pfd.	05/16/17	63,325	$50.9321	$45.46
Davis Global Fund	Grab Holdings Inc., Series F, Pfd.	08/24/16	2,398,770	$4.8191	$10.43
Davis Global Fund	Grab Holdings Inc., Series G, Pfd.	08/02/17	1,881,391	$5.5419	$10.43
Davis Global Fund	Missfresh Ltd., Series E, Pfd.	08/30/18	10,559,338	$4.2843	$5.2733
Davis International Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	128,505	$28.6887	$45.46
Davis International Fund	Didi Chuxing Joint Co., Series B-1, Pfd.	03/11/21	31,023	$122.490	$136.38
Davis International Fund	Grab Holdings Inc., Series F, Pfd.	08/24/16	549,889	$4.8191	$10.43
Davis International Fund	Grab Holdings Inc., Series G, Pfd.	08/02/17	286,316	$5.5419	$10.43
Davis International Fund	Missfresh Ltd., Series E, Pfd.	08/30/18	3,292,318	$4.2843	$5.2733

NOTE 7 - CORONAVIRUS (COVID-19) PANDEMIC

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; significant disruptions to business operations (including business closures); disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a fund by its service providers.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Global Fund Class A:
Six months ended April 30, 2021[e]	$26.13	$0.05	$9.11	$9.16
Year ended October 31, 2020	$23.09	$(0.02)	$3.52	$3.50
Year ended October 31, 2019	$22.56	$0.05	$2.24	$2.29
Year ended October 31, 2018	$25.27	$0.09	$(2.80)	$(2.71)
Year ended October 31, 2017	$19.18	$(0.01)	$6.10	$6.09
Year ended October 31, 2016	$19.11	$(0.02)	$1.18	$1.16
Davis Global Fund Class C:
Six months ended April 30, 2021[e]	$24.16	$(0.07)	$8.39	$8.32
Year ended October 31, 2020	$21.36	$(0.18)	$3.26	$3.08
Year ended October 31, 2019	$21.10	$(0.11)	$2.08	$1.97
Year ended October 31, 2018	$23.81	$(0.10)	$(2.61)	$(2.71)
Year ended October 31, 2017	$18.21	$(0.16)	$5.76	$5.60
Year ended October 31, 2016	$18.33	$(0.16)	$1.13	$0.97
Davis Global Fund Class Y:
Six months ended April 30, 2021[e]	$26.25	$0.09	$9.12	$9.21
Year ended October 31, 2020	$23.19	$0.04	$3.55	$3.59
Year ended October 31, 2019	$22.67	$0.10	$2.25	$2.35
Year ended October 31, 2018	$25.35	$0.16	$(2.81)	$(2.65)
Year ended October 31, 2017	$19.20	$0.05	$6.10	$6.15
Year ended October 31, 2016	$19.09	$0.02	$1.20	$1.22
Davis International Fund Class A:
Six months ended April 30, 2021[e]	$13.78	$0.04	$2.17	$2.21
Year ended October 31, 2020	$11.82	$(0.03)	$2.40	$2.37
Year ended October 31, 2019	$11.28	$0.05	$0.75	$0.80
Year ended October 31, 2018	$12.85	$0.08	$(1.63)	$(1.55)
Year ended October 31, 2017	$9.99	$0.02	$2.85	$2.87
Year ended October 31, 2016	$10.33	$0.01	$0.02	$0.03
Davis International Fund Class C:
Six months ended April 30, 2021[e]	$12.80	$(0.02)	$2.01	$1.99
Year ended October 31, 2020	$10.99	$(0.13)	$2.24	$2.11
Year ended October 31, 2019	$10.52	$(0.03)	$0.69	$0.66
Year ended October 31, 2018	$12.08	$(0.02)	$(1.54)	$(1.56)
Year ended October 31, 2017	$9.48	$(0.09)	$2.70	$2.61
Year ended October 31, 2016	$9.89	$(0.09)	$0.01	$(0.08)

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$–	$(0.08)	$–	$(0.08)	$35.21	35.13%	$277,173	0.90%[f]	0.90%[f]	0.31%[f]	13%
$(0.46)	$–	$–	$(0.46)	$26.13	15.38%	$201,247	0.92%	0.92%	(0.06)%	24%
$(0.05)	$(1.71)	$–	$(1.76)	$23.09	11.35%	$194,163	0.98%	0.98%	0.19%	15%
$–	$–	$–	$–	$22.56	(10.72)%	$192,199	0.96%	0.96%	0.35%	37%
$–	$–	$–	$–	$25.27	31.75%	$178,005	0.98%	0.98%	(0.04)%	16%
$–	$(1.09)	$–	$(1.09)	$19.18	6.46%	$101,504	0.97%	0.97%	(0.13)%	53%

$–	$(0.08)	$–	$(0.08)	$32.40	34.51%	$130,067	1.68%[f]	1.68%[f]	(0.47)%[f]	13%
$(0.28)	$–-	$–	$(0.28)	$24.16	14.53%	$102,878	1.70%	1.70%	(0.84)%	24%
$–	$(1.71)	$–	$(1.71)	$21.36	10.51%	$120,247	1.72%	1.72%	(0.55)%	15%
$–	$–	$–	$–	$21.10	(11.38)%	$131,460	1.71%	1.71%	(0.40)%	37%
$–	$–	$–	$–	$23.81	30.75%	$130,942	1.73%	1.73%	(0.79)%	16%
$–	$(1.09)	$–	$(1.09)	$18.21	5.65%	$78,259	1.77%	1.77%	(0.93)%	53%

$(0.02)	$(0.08)	$–	$(0.10)	$35.36	35.18%	$1,089,399	0.67%[f]	0.67%[f]	0.54%[f]	13%
$(0.53)	$–	$–	$(0.53)	$26.25	15.70%	$787,191	0.69%	0.69%	0.17%	24%
$(0.12)	$(1.71)	$–	$(1.83)	$23.19	11.61%	$693,446	0.71%	0.71%	0.46%	15%
$(0.03)	$–	$–	$(0.03)	$22.67	(10.47)%	$721,325	0.70%	0.70%	0.61%	37%
$–	$–	$–	$–	$25.35	32.03%	$664,064	0.70%	0.70%	0.24%	16%
$(0.02)	$(1.09)	$–	$(1.11)	$19.20	6.78%	$304,754	0.72%	0.72%	0.12%	53%

$–	$–	$–	$–	$15.99	16.04%	$67,103	0.97%[f]	0.97%[f]	0.55%[f]	0%[g]
$(0.37)	$(0.04)	$–[h]	$(0.41)	$13.78	20.62%	$38,308	0.98%	0.98%	(0.25)%	20%
$(0.07)	$(0.19)	$–	$(0.26)	$11.82	7.29%	$32,321	0.99%	0.99%	0.48%	14%
$(0.02)	$–	$–	$(0.02)	$11.28	(12.11)%	$31,448	1.04%	1.04%	0.63%	17%
$–[h]	$(0.01)	$–	$(0.01)	$12.85	28.84%	$15,767	1.05%	1.05%	0.17%	21%
$(0.04)	$(0.33)	$–	$(0.37)	$9.99	0.35%	$8,526	1.04%	1.04%	0.10%	47%

$–	$–	$–	$–	$14.79	15.55%	$13,508	1.77%[f]	1.77%[f]	(0.25)%[f]	0%[g]
$(0.26)	$(0.04)	$–[h]	$(0.30)	$12.80	19.58%	$9,892	1.80%	1.80%	(1.07)%	20%
$–	$(0.19)	$–	$(0.19)	$10.99	6.44%	$10,215	1.81%	1.81%	(0.34)%	14%
$–	$–	$–	$–	$10.52	(12.91)%	$10,268	1.85%	1.85%	(0.18)%	17%
$–	$(0.01)	$–	$(0.01)	$12.08	27.60%	$2,380	2.11%	2.11%	(0.89)%	21%
$–	$(0.33)	$–	$(0.33)	$9.48	(0.79)%	$1,227	2.14%	2.14%	(1.00)%	47%

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis International Fund Class Y:
Six months ended April 30, 2021[e]	$13.61	$0.06	$2.14	$2.20
Year ended October 31, 2020	$11.68	$–[h]	$2.37	$2.37
Year ended October 31, 2019	$11.16	$0.09	$0.73	$0.82
Year ended October 31, 2018	$12.72	$0.12	$(1.63)	$(1.51)
Year ended October 31, 2017	$9.88	$0.05	$2.83	$2.88
Year ended October 31, 2016	$10.23	$0.03	$0.02	$0.05

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

[c]	The ratios in this column reflect the impact, if any, of certain reimbursements.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.01)	$–	$–	$(0.01)	$15.80	16.17%	$469,644	0.69%[f]	0.69%[f]	0.83%[f]	0%[g]
$(0.40)	$(0.04)	$–[h]	$(0.44)	$13.61	20.90%	$345,572	0.70%	0.70%	0.03%	20%
$(0.11)	$(0.19)	$–	$(0.30)	$11.68	7.61%	$277,119	0.71%	0.71%	0.76%	14%
$(0.05)	$–	$–	$(0.05)	$11.16	(11.91)%	$266,546	0.72%	0.72%	0.95%	17%
$(0.03)	$(0.01)	$–	$(0.04)	$12.72	29.28%	$173,701	0.76%	0.76%	0.46%	21%
$(0.07)	$(0.33)	$–	$(0.40)	$9.88	0.60%	$91,734	0.78%	0.78%	0.36%	47%

d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

e	Unaudited.

f	Annualized.

g	Less than 0.5%.

h	Less than $0.005 per share.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Director Approval of Advisory Agreements (Unaudited)
DAVIS INTERNATIONAL FUND

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2021. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of Davis Global Fund and Davis International Fund and their shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following considerations and conclusions were important, but not exclusive, to the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of each Fund on an absolute basis as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of each Fund, but also the full range and quality of services provided by Davis Advisors to each Fund and its shareholders, including whether a Fund:

1.	Achieves satisfactory investment results over the long-term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests and records, provides quality accounting, legal and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some but not all of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

In aggregate, Davis Advisors, employees of Davis Advisors, and the Davis family have made significant investments in the Funds. The Independent Directors considered that these investments tend to align Davis Advisors’, Davis Advisors’ employees’, and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds’ shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

DAVIS GLOBAL FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)
DAVIS INTERNATIONAL FUND

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors’ investment process as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including other funds which it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints (if applicable) of each of the Funds, including an assessment of competitive fee schedules (and breakpoints, if applicable).

The Independent Directors reviewed the management fee schedule for each Fund, profitability of each Fund to Davis Advisors, the extent to which economies of scale might be realized if the Funds’ net assets increase, and whether the fee schedule should reflect those potential economies of scale, at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to each Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Funds, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing, and/or settlement services to the Funds.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors’ advised and sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised, private account, or managed money/wrap fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of the more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for any differences between the fee rates for the Funds and Davis Advisors’ other lines of business.

Davis Global Fund

The Independent Directors noted that Davis Global Fund Class A shares outperformed its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI®”), over the one-, three-, five-, ten-year, and since inception (December 22, 2004) time periods’, all periods ended February 28, 2021. Broadridge (an independent service provider) presented a report to the Independent Directors that compared the Fund to all retail and institutional global multi-cap growth funds (the “Performance Universe Average”), as well as the relevant Lipper Index. The report indicated that the Fund underperformed both the Performance Universe Average and Lipper Index over the one-, two-, three-, four-, five-, and ten-year time periods; all periods ended December 31, 2020. The Independent Directors noted that the Fund outperformed the MSCI ACWI® in 10 out of 13 rolling five-year time frames and outperformed the Lipper Global Multi-Cap Growth category in 8 out of 13 rolling five-year time frames, ended December 31 for each year from 2008 through 2020. The Fund outperformed the MSCI ACWI® in 8 out of 8 rolling ten-year time frames and outperformed the Lipper Global Multi-Cap Growth category in 6 out of 8 rolling ten-year time frames, ended December 31 for each year from 2013 through 2020.

DAVIS GLOBAL FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)
DAVIS INTERNATIONAL FUND

Davis Global Fund – (Continued)

The Independent Directors noted that the management fee and total expense ratio for Davis Global Fund Class A shares generally compared favorably to those of similar funds. They observed that the management fee and total expense ratio were reasonable and below the average and median of its peer group as determined by Broadridge.

Davis International Fund

The Independent Directors noted that Davis International Fund Class A shares outperformed its benchmark, the Morgan Stanley Capital International All Country World Index Ex US (“MSCI ACWI Ex US”), over the one-, three-, five-, ten-year, and since inception (December 29, 2006) time periods, all periods ended February 28, 2021. The Broadridge report compared the Fund to all retail and institutional international multi-cap growth funds (the “Performance Universe Average”), as well as the relevant Lipper Index. The report indicated that the Fund outperformed both the Performance Universe Average and Lipper Index over the one-, two-, four-, and five-year time periods; underperformed the Performance Universe Average over the three- and ten-year time periods; outperformed the Lipper Index over the ten-year time period; and performed in-line with the Lipper Index over the three-year time period; all periods ended December 31, 2020. The Independent Directors noted that the Fund outperformed the MSCI ACWI Ex US in 8 out of 11 rolling five-year time frames and outperformed the Lipper International Multi-Cap Growth category in 6 out of 11 rolling five-year time frames, ended December 31 for each year from 2010 through 2020. The Fund outperformed the MSCI ACWI Ex US in 4 out of 6 rolling ten-year time frames and outperformed the Lipper International Multi-Cap Growth category in 1 out of 6 rolling ten-year time frames, ended December 31 for each year from 2015 through 2020.

The Independent Directors noted that the management fee and total expense ratio for Davis International Fund Class A shares generally compared favorably to those of similar funds. They observed that the management fee and total expense ratio were reasonable and below the average and median of its peer group as determined by Broadridge.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis Global Fund and Davis International Fund and their shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fees for Davis Global Fund and Davis International Fund were reasonable in light of the nature, quality, and extent of the services being provided to the Funds, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of their peer groups as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements is in the best interests of each Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS GLOBAL FUND	Privacy Notice and Householding
DAVIS INTERNATIONAL FUND

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

The Funds may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of these items to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you have a direct account with the Funds and you do not want the mailing of these documents to be combined with those to other members of your household, please contact Davis Funds by phone at 1-800-279-0279. Your instructions will become effective within 30 days of your notice to the Funds.

DAVIS GLOBAL FUND	Directors and Officers
DAVIS INTERNATIONAL FUND

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is: 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

John S. Gates Jr. (08/02/53) Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings Company (educational and
media company); Director, Colfax Corp. (engineering
and manufacturer of pumps and fluid handling
equipment); Director, Cable ONE Inc. (cable service
provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director, Modine Manufacturing
Company (heat transfer technology); Director,
McDermott International, Inc. (industrial construction
and engineering); Lead Independent Director, Fifth
Third Bancorp (diversified financial services).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting of
one portfolio) since 2014; Lead Independent Director,
Graham Holdings Company (educational and media
company); Director, The Coca-Cola Company
(beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.
Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.’

Jeffrey M. Pittman (born 03/03/72, Davis Funds officer since 2021). Assistant Secretary of the Davis Funds (consisting of 13 portfolios), Assistant Secretary of the Davis Fundamental ETF Trust (consisting of four portfolios); Assistant Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
1144 15th Street, Suite 3300
Denver, Colorado 80202

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about Davis Global Fund and Davis International Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2. CODE OF ETHICS

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent director Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13. EXHIBITS

(a)(1)	Not Applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: June 25, 2021

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: June 25, 2021